Description of the Business	12 Months Ended
Dec. 31, 2023
Accounting Policies [Abstract]
Description of the Business
1. Description of the Business

Navigator Holdings Ltd. (the “Company”), the ultimate parent company of the Navigator Group of companies, is registered in the Republic of the Marshall Islands. The Company has a core business of owning and operating a fleet of liquefied gas carriers. As of December 31, 2023, the Company owned and operated 56 gas carriers (the “Vessels”) each having a cargo capacity of between 3,770 cbm and 38,000 cbm, of which 26 were ethylene and ethane-capable vessels.

The Company also owns a 50% share in a joint venture (the “Export Terminal Joint Venture”) that operates an ethylene export marine terminal at Morgan’s Point, Texas on the Houston Ship Channel (the “Ethylene Export Terminal”). Our Ethylene Export Terminal has the capacity to export approximately one million tons of ethylene per year.
On October 25, 2023 the Company, together with Yara Growth Ventures, announced that each of them had successfully acquired a 14.5% interest in the Norwegian startup Azane Fuel Solutions AS (“Azane”) for 2.7 million EUR (approximately $3.0 million). Azane, a joint venture between ECONNECT Energy AS and Amon Maritime AS was founded in Norway in 2020 to develop proprietary technology and services for ammonia fuel handling, to facilitate the transition to green fuels for shipping.